Exhibit 10.22

DISTRIBUTION SERVICES AGREEMENT

This Distribution Services Agreement (“Agreement”) dated as of January 16, 2015 (“Effective Date”), is made by and between KYTHERA Biopharmaceuticals, Inc. (“Company”) and Besse Medical, a division of ASD Specialty Healthcare, Inc. (“Distributor”).

RECITALS

A.         The Company is a manufacturer and supplier of biological therapeutic products including the products listed on Exhibit A (“Products”).

B.          The Distributor is a national distributor of vaccines, biologicals and injectables and other specialty pharmaceutical products.

C.          The Distributor desires to purchase Product(s) from the Company and become an authorized distributor of the Product.

D.         The Company and the Distributor mutually desire to enter into an exclusive supply and distribution agreement in accordance with and pursuant to the terms and conditions set forth in this Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises and obligations contained in this Agreement, the parties agree as follows:

1.            Appointment as Authorized Distributor.  The Company will sell the Product(s) to the Distributor on the terms and conditions set forth in this Agreement.  The Company hereby appoints the Distributor as an authorized distributor of record for the Product during the term of this Agreement, and with respect to any Products in Distributor’s possession after the termination or expiration of this Agreement for a period of [***] days thereafter.  The Company will comply with all applicable federal and state laws, requiring it to publicly identify all of its authorized distributors.

2.            Exclusivity.  During the term of this Agreement:

(a)       Sole Distributor and Service Provider.  Distributor will be the sole and exclusive reseller of the Product, and the sole provider of distribution and warehousing functions with respect to the Product, in the United States, its territories and possessions (the “Territory”); and

(b)      No Other Distributors or Service Providers.  The Company will not sell the Product to any person or entity, other than Distributor, in the Territory, and will not authorize or permit any person or entity, other than Distributor, to distribute or resell the Product (other than to patients or payors), or to provide distribution and warehousing functions with respect to the Product, in the Territory.

(c)       Direct Sales.  Notwithstanding the above, the Company reserves the right to sell the Product directly to healthcare service providers (“HCPs”), in which case the Company will utilize a third party logistics provider (“3PL”) to ship Product directly to HCPs; provided that, if the Company elects to sell the Product directly to HCPs through a 3PL, the Company will [***] under this Agreement to [***], including any [***].

3.            Product Pricing and Payment Terms to Distributor.

(a)       Pricing.  The Company will establish a List Price (“List Price”).  The List Price is defined as the price at which the Company will sell the Product to the Distributor, and the Distributor will not [***], provided that nothing herein shall prevent the Distributor from [***]. The List Price is set forth in Exhibit A.  The List Price is subject to change [***].

(b)      Customers.  “Customer” shall be defined as a HCP who is duly licensed, who has fulfilled the Company’s training requirement, and who has established a customer account with the Distributor.  Unless otherwise specified, all Customers are able to purchase the Product at the List Price.

(c)       Terms of Payment.  The Company will invoice the Distributor for Product purchased.  The Distributor will pay all of the Company invoices for undisputed orders for Products in accordance with the due dates specified; provided that (i) terms for the purchased Product are net [***] days, from the date the Distributor receives the Product plus [***] additional float days for payment by electronic funds transfer, and (ii) terms for purchased Product will always be [***] days longer than the standard terms that are offered by the Company to Customers under Section 11 of this Agreement.  The standard terms the Company will offer to Customers will be net [***] days.

The Company may ask the Distributor to offer longer than standard payment terms to select customers.  In such cases the Distributor will continue to pay the Company’s invoice under the standard terms of [***] days, which represents the standard Customer terms of [***] days plus Distributor terms of [***] days.  The Distributor will [***] on a monthly basis consistent with the methodology described in Exhibit E.  If the [***] in a month, then the Distributor may [***] for that month.

If the [***], the parties agree to [***].

The Distributor will not be deemed in default or lose any cash discount by reason of any delay in receipt or non-receipt by the Company of funds transferred by electronic funds transfer if the transfer was timely initiated by the Distributor, unless the delay or non-receipt is the result of the negligence or willful misconduct of the Distributor.  Without the Distributor’s prior written consent, the Company will not have the right to debit the Distributor’s account electronically.

4.            Shipping, Delivery, Title and Risk of Loss.  All shipments from the Company under this Agreement are FOB Distributor’s destination at its distribution centers located at:

345 International Boulevard	5360 Capital Court
Suite 400	Suite 102
Brooks, KY 40109	Reno, NV 89502

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

The Company will prepay freight and insurance on all shipments to the Distributor.  Risk of loss for, and title to, the Products ordered by the Distributor will pass to the Distributor upon receipt of the Product by the Distributor.

5.            The Company’s Obligations.

(a)       Electronic Orders.  The Company will accept Distributor orders electronically in a manner reasonably acceptable to the Company’s 3PL.

(b)      Minimum Orders.  During the first 12 months after the Product launch the minimum order shall be [***] case ([***] packs).  The Company will provide weekly replenishment shipments from the 3PL to the Distributor and, on an “as-needed” basis, the Company will provide [***].  Thereafter, if weekly sales volumes are [***], the minimum order quantity shall[***].  As actual and forecasted sales change, the Company and the Distributor will work together to set mutually agreeable minimum purchase order amounts which may differ from those set forth above.

(c)       Delivery Times.  The Company will make commercially reasonable efforts to ship all Distributor orders completely and to have Product from these orders shipped to the Distributor within a mutually agreeable schedule of up to [***] of order placement.  Notification of Product identified as backordered or unavailable must be provided to Distributor, in writing, within at least [***].  This notification will include the reason for the delay and the expected availability date.  The Company will honor the Distributor’s order for [***] days from the date of the order in the event that Product ordered is “backordered” and will not require the Distributor to re-order the Product.

(d)      Shipping Labels.  The 3PL will clearly label all cartons and pallets of Products with the following shipping information:

Distributor Purchase Order #

Ship-From Address

Ship-To Address

Product Description

Item Number

Case Quantity

NB:  Distributor Item Number will be included on the packing list inside the carton

Lot Number(s)

(e)       Invoicing.  The Company will not invoice orders until Product has been shipped to the Distributor.

(f)        Product Dating.  The Company will ship Product to the Distributor on a first expired, first out (“FEFO”) basis; [***].  FEFO is a method of inventory management by which Product with the shortest expiration dating is shipped first.

(g)       Price Protection.  If at any time the Company reduces the List Price of the Product, the Company will provide an appropriate credit to the Distributor in an amount equal to the difference between (i) the List Price and (ii) the List Price in effect before the price reduction, for each unit of Product on hand at or in transit to the Distributor’s distribution center on the date of the price

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

reduction.  The Company may increase the List Price from time to time, in which case the Distributor agrees not to materially change the order pattern for the Product ahead of the price change for the purpose of taking advantage of the price differential.

(h)      Accounts Receivable Statement.  Upon the Distributor’s request, the Company will provide the Distributor with a monthly accounts receivable statement of all open transactions.

(i)          Date of Price.  The Company will accept purchase orders at the List Prices in effect on the day the order is transmitted.  The Company will notify the Distributor on the day the order is placed of any Product adjustments or held purchase order delays.

(j)          Credits.  The Company will pay the Distributor all compensation due (including without limitation, payments, credits, product allocations, and/or bill-back program amounts) within [***] days of the date the amount due is determined.  Exceptions must be resolved with Distributor’s Accounts Payable Department.  All billing disputes shall be resolved within the terms of this Agreement.

(k)      Product Recalls.  If the Company conducts a recall, market withdrawal or field correction of any Products, the Company will abide by all applicable laws and regulations.

(l)          Supporting Information.  The Company will provide any documentation or instructions to the Distributor reasonably necessary for full compliance with federal, state and local laws with respect to the handling, storage and distribution of the Product.  The Company must maintain federal, state and local registrations necessary for the lawful handling of Product and immediately notify the Distributor of any denial, revocation or suspension of any registration or any changes in the Product that the Distributor is authorized to distribute.  The Company must report any administrative, civil or criminal action currently pending or arising after the Effective Date of this Agreement by local, state or federal authorities against the Company, its officers or employees, regarding alleged violations of the Controlled Substances Act of 1970, as amended, or other comparable legislation, and provide the Distributor with complete information concerning the disposition of the action.

(m)  Product Quality.  All Product must meet all applicable requirements and regulations of the Federal Food, Drug and Cosmetic Act and/or the Federal Food and Drug Administration.  No generic Product will be sold to the Distributor.

6.            Distributor’s Services.

(a)       Services.  The Distributor will provide the services listed on Exhibit C (“Services”).  The Services will be of good quality and performed consistent with industry standards.  Where appropriate, the parties may agree on metrics, which will be specified in Exhibit C, used to measure the performance of services.  Performance of Services will be formally reviewed quarterly by the Company and the Distributor in an operating review.

(b)      Launch Date and Readiness Date.  The expected launch date (“Launch Date”) is [***].  The Company is not liable for any fees other than the program launch fee in Exhibit B prior to the Launch Date.  The Launch Date is dependent upon approval by the FDA of the Company’s New Drug Application (“NDA”).  If the Launch Date is delayed for any reason, the Company agrees to pay the Distributor stand-by fees consisting of the Customer Service Management Fee and the System Access and Support Fee as outlined in Exhibit B.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

The Company agrees to pay the Distributor a one-time program readiness fee in the amount of $[***] payable in [***] $[***] installments on [***] and [***].  The program readiness date shall be [***], or as mutually agreed to by both parties.  On that date the Distributor will be ready to deliver the Services in Exhibit C, subject to Product availability from the Company.

(c)       Fees.  The fees for the Services will be calculated on a monthly basis, and will be equal to the applicable service fees as stated on Exhibit B, as adjusted in accordance with the terms of this Agreement.

The parties agree that the fees for Services earned under this Agreement represent fair market value for bona fide services that the Distributor provides to and on behalf of the Company.

Except as specifically provided in this Agreement, the Distributor shall be responsible for all of its own expenses for the performance of the Services.  The Distributor may not incur any expenses chargeable to the Company, except as specifically authorized in advance in writing by the Company or as specifically provided for herein.

(d)      Credit Card Processing.   The Distributor agrees to accept credit card payments from customers for Product purchased from the Distributor.  The Distributor will pass through, on a direct cost basis [***], all processing charges incurred by the Distributor from credit card sales to the Company on a monthly basis.  These fees will be invoiced by the Distributor and paid by the Company in the same manner as other fees for Services under this Agreement.  The Distributor will accept payments utilizing American Express, Visa Card, Master Card, and any other credit cards that the Distributor deems acceptable.

(e)       Terms of Payment.  All fees for Services will be invoiced monthly.  All fees for Services are due in full [***] days upon receipt of invoice.  The Company will notify Distributor of any disputed charges in writing within [***] days of receipt of the invoice covering these charges.  In the absence of any notice of dispute, all invoices will be deemed to be correct and due in full per the payment terms above.  A late fee of [***]% per month (or any portion thereof) will be charged as of the due date on all amounts not paid after [***] days of receipt of the invoice, except any amount disputed by the Company in good faith.

(f)        [***].  If the Distributor can reasonably demonstrate to the Company that the [***] as a result of any [***], then Distributor may [***](“[***]”). However, Distributor agrees that it shall not have the right to [***] unless all of the following conditions are met:

(i)                      [***]; and

(ii)                  [***].

The Distributor will notify the Company of any [***] at least [***] ([***]) days prior to [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

The Company anticipates increasing its List Price from time to time.  In such cases the Distributor will [***].  Any [***] shall be [***] from List Price increases.

The parties also agree that there shall be no [***] in the [***] period following [***] or the product launch date, whichever date shall occur last.

(g)       CPI Adjustment.  In addition, the fees for the Services in Exhibit B that are expressed in U.S. dollars will be reviewed and adjusted annually to reflect increases in the Consumer Price Index for All Urban Consumers, U.S. City Average, for all items, 1982-84=100 (the “CPI-U”), published by the United States Department of Labor on its website at http://www.bls.gov/cpi.  The adjustment will be effective [***] after each one year anniversary of the Effective Date.  By way of example only, if the Effective Date is January 1, 2011, the adjustment would be effective on [***].  All fees for Services on Exhibit A that are expressed in U.S. dollars will be multiplied by the percent increase in the CPI-U during each twelve month period.  The CPI Adjustment shall be limited to [***]% per year.

An example of the calculation of the increase is set forth on Exhibit D.  If publication of the CPI-U ceases the parties will mutually agree upon the use of an appropriate substitute index published by the Bureau or any successor agency.

(h)      Determination.  All Cost Adjustments and CPI-U adjustments will be determined under generally accepted accounting principles (“GAAP”) and cost allocation methods applied on a consistent basis.  If the Company objects to any Cost Adjustment or CPI-U adjustment and the parties are unable in good faith to resolve the objection to the reasonable satisfaction of both parties, then either party may terminate this Agreement upon 180 days’ prior written notice to the other party.

(i)          Retention of Services Fees.  The Distributor will not pass on any portion of the service fees paid under this Agreement to any of its Customers.

7.            Other Distributor Obligations.

(a)       Orders.  The Distributor will ship Product to its customers, freight pre-paid, on all orders in accordance with the terms set forth in Exhibit C.

Expedited shipments made at the request of a customer will be at the customer’s expense.  Additional charges for orders outside of standard delivery, emergency and/or overnight deliveries will be the responsibility of the customer and will be added to the Customer’s invoice.

(b)      Storage Condition/Product Handling.  The Distributor will ensure that the Product supplied by the Company is handled, maintained, stored, transported, delivered and/or otherwise managed and distributed in accordance with the handling and storage requirements applicable to each Product as contained in the package insert for the Product approved by the Food and Drug Administration and any other specific instructions provided by the Company in writing to the Distributor, and in accordance with federal and state laws, regulations, rules and practices applicable to the distribution of pharmaceuticals in the jurisdictions in which the Distributor operates.  The Distributor will keep and maintain records thereof (including without limitation complete records as to the amount and type of Product sold, lot number(s), customer address, corresponding pre-

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

sale storage and tracking information, product codes and invoice dates).  These records will be made available for inspection by the Company during normal business hours, on reasonable advance written notice, and in a manner that does not unreasonably interfere with the normal business operations of Distributor.

(c)       Licenses.  The Distributor must maintain all necessary licenses, permits, certificates, and other requisite documents, including all necessary governmental approvals and registrations, and pay all applicable customs duties and taxes required for and/or in connection with its marketing, sale and distribution of Product under this Agreement.

(d)      Recalls.  If requested to do so in writing by the Company, the Distributor will cooperate fully with the Company in recalling or returning any Product that the Company identifies to the Distributor as being the subject of a recall or withdrawal.  The recall or withdrawal will be at the Company’s expense and the Company will credit the Distributor for the full purchase price of all Product recalled or withdrawn, and reimburse the Distributor for all actual costs and expenses incurred as a result of the recall or withdrawal in accordance with the Healthcare Distribution Management Association’s (“HDMA”) published guidelines; except that the Distributor will be responsible for the costs of the recall or withdrawal to the extent that the recall or withdrawal is attributable to the negligence or intentional misconduct of the Distributor.

The Distributor will maintain complete and accurate records of all Products sold to facilitate compliance with this Section.  The Distributor will use commercially reasonable efforts to comply with the Company’s written instructions concerning communications with the public and the procedures to be observed during a recall or return of Products.  If the Company needs to distribute ‘Dear HCP’ notifications, the Distributor will provide a list of Customer’s affected by the recall in an expedited manner within one business day of the Company’s request.

(e)       Adverse Events, Medical Device Reports, or Product Complaints.  If a Customer notifies the Distributor of an adverse event, medical device report, or Product complaint concerning a Product, the Distributor will [***], provide the Customer with the Company’s Drug Safety Hotline information [***], advise the Customer to call to the Company’s Drug Safety Hotline directly.

(f)        Discounts.  To the extent required by applicable law and regulations, including, but not limited to, 42 U.S.C. 1320a-7b(b) and 42 C.F.R. 1001.952(h), the Distributor will advise and inform each of its customers to fully report, as required by law or contract, any discounts, rebates, or reductions in prices on Product and provide the discount information supplied by the Distributor to the Department of Health and Human Services or a state agency upon request, consistent with the requirements of 42 U.S.C. 1320a-7b(b) and 42 C.F.R. 1001.952(h).

(g)       Theft and Diversion.  The Distributor will comply with all applicable laws, regulations and prudent business practices to prevent theft and/or diversion of Product supplied by the Company.  The Distributor will conduct regular inventory control procedures to ensure all inventory of Product is fully accounted for.  Should the Distributor become aware of any theft or diversion of the Product, suspected or confirmed, the Distributor will immediately notify the Company.  In such an event, the Company and the Distributor shall work together in good faith to determine the root cause of the security failure, and to make any necessary adjustments to their business practices to prevent such occurrence in the future.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

8.            Damaged Products.  The Distributor will visually inspect each shipment of Product for external damage or loss in transit and will notify the Company in writing (or by e-mail or fax) of any shortage or other non-conformity in any order delivery within [***] ([***]) business days of the date of delivery.  With respect to non-conformities of Product that by their nature are not discoverable upon a reasonable visual inspection (“Hidden Defects”), (i) the Distributor will notify the Company promptly upon learning of or discovering a Hidden Defect; and (ii) the parties will meet promptly to discuss the situation and agree on a reasonable and appropriate resolution under the circumstances, subject to the terms of the Continuing Guaranty (defined below).

9.            Shipment Errors.  In the event of an incomplete shipment, a shortage in shipment, the misdirection of any delivery, or any overshipment, the Company (or its designated agent) will immediately contact the Distributor purchasing department and will comply with any reasonable directions provided by the Distributor. The Company will be responsible for any related freight or accessorial charges caused by the error.

10.    Returns.  The Distributor shall have the right to request replacement Product from the Company under the following conditions:

(a)       The Distributor has the right to exchange damaged Product as set forth in paragraph 8 of this Agreement.

(b)      The Distributor will administer the Company’s customer return policy.  Product returned to the Distributor under the terms of that policy shall be inspected by the Distributor and restocked if deemed salable.  If Product is non-salable, the Company will replace that Product at no charge.

(c)       The Distributor will rely on the Company’s sales forecast to determine inventory levels.  In a Distributor [***], the Company will [***].

The Company will develop a written customer return policy to define the conditions under which the Distributor will accept returns from the Customer.  The customer return policy shall be signed by the Company and made effective 60 days prior to the Launch Date.  The Company shall have the right to update the customer return policy from time to time with at least 30 days prior written notice to the Distributor.

In conjunction with the written customer return policy, the Company and Distributor will jointly establish a protocol for accepting Customer returns which will include the following elements:  receiving the Customer’s request to return Product, notifying the Company’s sales representative, authorizing the request and documenting reason codes, facilitating and receiving the return shipment, inspecting the returned Product and determining salability of the Product, confirming the Product is not counterfeit, confirming return is being received from a legitimate customer, restocking salable Product and/or destroying non-salable Product.

Any suspected counterfeit Product should be immediately segregated from other Product and not moved to any other location without notice and approval from the Company.  The Distributor shall notify the Company immediately in the event suspected counterfeit Product is received.

In addition, at least 60 days prior to the Product launch date, the Company and Distributor shall establish a mutually acceptable process for replacing damaged or unsalable Product in the possession of the Distributor as a result of the Distributor’s administration of the Company’s Customer return policy.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

11.    Special Pricing Programs.

(a)       Customer Pricing.  The Company may institute [***]. Such [***]. In such cases the Company will inform the Distributor of the [***], and will submit all updates and changes immediately to the Distributor’s Contracts Department for prompt application.  In no event will the Company make any representation to the Participating Customer regarding Distributor’s delivery performance that is inconsistent with the terms and conditions of Exhibit C.

(b)      Contract and Chargeback Administration Policy.  All customer contract and chargeback matters not set forth in this Agreement are governed by the Distributor’s Contract and Chargeback Administration Policy in effect as of August 7, 2014, or as may be amended from time to time upon at least 30 days prior written notice to Company.

12.    Confidential Information.

(a)       Definition.  As used in this Agreement, “Confidential Information” means any confidential or proprietary information that is disclosed by one party (“Disclosing Party”) to the other party (“Recipient”), whether in writing or other tangible form, orally or otherwise.  Confidential Information includes (I) information about processes, systems, strategic plans, business plans, operating data, financial information and other information and (II) any analysis, compilation, study or other material prepared by the Recipient (regardless of the form in which it is maintained) that contains or otherwise reflects any information disclosed or made available by the Disclosing Party to the Recipient.  Confidential Information does not include information that:

i.                at the time of disclosure to the Recipient, is generally available to the public;

ii.            after disclosure to the Recipient, becomes generally available to the public other than as a result of a breach of this Agreement by the Recipient (including any of its affiliates);

iii.        the Recipient can establish was already in its possession at the time the information was received from the Disclosing Party if its source was not known by the Recipient to be bound to an obligation of confidentiality with respect to this information;

iv.        the Recipient receives from a third party if its source was not known by the Recipient to be bound to an obligation of confidentiality with respect to the information; or

v.            the Recipient can establish was developed independently by the Recipient without use, directly or indirectly, of any Confidential Information.

(b)      Limitations on Disclosure and Use.  Confidential Information must be kept strictly confidential and may not be disclosed or used by the Recipient except that the Recipient may use the Confidential Information of the Disclosing Party in the performance of its obligations or exercise of its rights under this Agreement or as specifically authorized in advance in writing by the Disclosing Party.  The Recipient may not take any action that causes the Confidential Information to lose its confidential and proprietary nature or fail to take any reasonable action necessary to prevent any Confidential Information from losing its confidential and proprietary nature.  The Recipient will limit access to the Confidential Information to its employees, officers, directors or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

other authorized representatives (or those of its affiliates) and to those who (a) need to know the Confidential Information in connection with this Agreement and (b) are obligated to the Recipient to maintain the Confidential Information under terms and conditions at least as stringent as those under this Agreement.  The Recipient will inform all these persons of the confidential and proprietary nature of the Confidential Information and will take all reasonable steps to ensure they do not breach their confidentiality obligations, including taking any steps the Recipient would take to protect its own similarly confidential information.  The Recipient will be responsible for any breach of confidentiality obligations by these persons.

(c)       Equitable Relief.  Each party acknowledges that, when it is the Recipient, money damages would not be a sufficient remedy for the Disclosing Party in the event of any breach of this Agreement and that the Disclosing Party is entitled to seek specific performance and injunctive or other equitable relief as a remedy for any breach.  The Recipient further waives any requirement for the posting of any bond in connection with any remedy.  This remedy will be in addition to any other available remedies at law or in equity.

(d)      Disclosures Required by Law.  If the Recipient is required by law to disclose any Confidential Information, the Recipient will give the Disclosing Party prompt notice and will use all reasonable means to obtain confidential treatment for any Confidential Information that it is required to disclose before making any disclosure.  If the Recipient cannot assure confidential treatment and it has exhausted all reasonable efforts to do so, the Recipient may disclose the Confidential Information if it is required by law to disclose the information it discloses.  Notwithstanding the foregoing, the Disclosing Party may request the Recipient to take additional steps to seek confidential treatment before the Recipient discloses the Confidential Information even though the Recipient has otherwise exhausted all reasonable efforts to do so.  In that event, the Recipient will undertake additional steps at the Disclosing Party’s expense.

(e)       Effect of Termination.  Promptly after the termination or expiration of this Agreement, each party will return to the other any Confidential Information of the other party and provide a written verification of the return or, at that disclosing party’s request, destroy the Confidential Information and provide written notification of the destroyed Confidential Information.  Notwithstanding the foregoing, each party may retain a copy of the Confidential Information in its confidential legal files, and the obligation to destroy or return will not apply to Confidential Information that is stored on back-up tapes and similar media that are not readily accessible to the Recipient.  Each party’s obligation to maintain the confidentiality of the Confidential Information will survive for a period of [***] ([***]) years following termination of this Agreement.

13.    Term and Termination.

(a)       Term.  This Agreement is effective as of the Effective Date and will continue for three years (“Initial Term”), unless sooner terminated under the terms of this Agreement.  Thereafter, this Agreement will automatically renew for subsequent terms of one additional year (“Renewal Term”), unless either party provides the other party with written notice of its intent not to renew this Agreement at least 180 days before expiration of the current term.

(b)      Other Termination, Including Termination for Breach.  Either party may terminate this Agreement for cause, upon 30 days’ written notice of a material default to the other party with a reason for termination, and failure of that party to cure the default within the 30 day period after receiving written notice of the material default.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(c)       Termination for Specific Events.  Either party may immediately terminate this Agreement upon written notice to the other party upon the other party’s: (i) filing an application for or consenting to appointment of a trustee, receiver or custodian of its assets; (ii) having an order for relief entered in Bankruptcy Code proceedings; (iii) making a general assignment for the benefit of creditors; (iv) having a trustee, receiver, or custodian of its assets appointed unless proceedings and the person appointed are dismissed within 30 days; or (v) insolvency within the meaning of Uniform Commercial Code Section 1-201 or failing generally to pay its debts as they become due within the meaning of Bankruptcy Code Section 303(h)(1), as amended (each, a “Bankruptcy Event”).  Each party will provide immediate notice to the other party upon a Bankruptcy Event.

(d)      Effect of Termination. The rights and obligations of the parties contained in Sections 12(e), 13(d), (e) and (f), and 16 through 20 of this Agreement, any payment obligations, and any other provision if its context shows that the parties intend it to survive, will survive expiration or termination of this Agreement and, except as expressly provided, expiration or termination will not affect any obligations arising prior to the expiration or termination date.

(e)       Inventory upon Termination.  If this Agreement is terminated (i) by the Distributor following a breach by the Company or (ii) by the Company without cause, at the Distributor’s option the Company will promptly repurchase from the Distributor all Product in its possession or control, at the List Price paid by the Distributor, [***].

(f)        Data upon Termination.  In the event that this Agreement is terminated or expires, the Distributor will provide the Company any data reasonably requested by the Company that has been previously exchanged between the parties and is readily available to Distributor.  Such data will be provided for a period of [***] unless otherwise agreed to by an officer of the Company.  Any such data shared by the Distributor with the Company in the course of its business relationship will remain property of [***].

14.    Use of Marks.   For the purposes of this Agreement, the Company hereby grants to the Distributor a non-exclusive, non-transferable, revocable license to use the Company’s trademarks, trade names and service marks used and/or owned by the Company with respect to the Product (collectively, the “Marks”).  The Marks will be used by the Distributor solely in connection with its marketing, packaging, sale, distribution and/or delivery of the Product purchased from and supplied by the Company, and the Services being performed by the Distributor, under this Agreement.  The Company shall have the right to review and approve the Distributor’s use of Marks.  The ownership of and goodwill in all Marks will remain the sole and exclusive property of the Company and inure exclusively to the Company’s sole benefit, both during the Initial Term and Renewal Term(s), if any, of this Agreement and thereafter.  Nothing in this Agreement will give the Distributor any right, title or interest in or to the Marks other than the right to use the same in the manner contemplated by this Agreement and only for so long as this Agreement is in force.  To the extent the Distributor may accumulate or otherwise benefit from any goodwill deriving from or in connection with the Distributor’s use of any of the Marks under this Agreement, the goodwill will upon termination or expiration of this Agreement be assigned and/or otherwise transferred to the Company without any further action by either party.

15.    Representations and Warranties.

(a)       By Distributor.  The Distributor represents and warrants to the Company that:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

i.                The Distributor has and will maintain, in full force and effect, all licenses and permits required under applicable federal, state or local law for the Distributor to sell and distribute Products under this Agreement; and

ii.            The Distributor will comply with all applicable federal, state and local laws governing the purchase, handling, sale and distribution of Products purchased under this Agreement.

iii.        All distribution services will be performed in accordance with the specifications set forth in Exhibit C, as may be amended from time to time.

(b)      By the Company.  The Company represents and warrants to the Distributor that:

i.                The Company owns or holds the duly approved NDA or Abbreviated New Drug Application or Biologics License Application, as these terms are defined in the Federal Food, Drug and Cosmetic Act, Title 21, United States Code, as amended, and the rules and regulations promulgated thereunder, for the Products, or is otherwise considered the “manufacturer” of the Products within the meaning of any applicable federal, state or local law relating to pedigrees;

ii.            The Company has and will maintain, in full force and effect, all licenses and permits required under applicable federal, state or local law for the Company to sell and distribute Products under this Agreement;

iii.        The Company will comply with all applicable federal, state and local laws governing the purchase, handling, sale, distribution, and price reporting of Products purchased under this Agreement; and

iv.        The Company has good and marketable title to the Products sold to Distributor under this Agreement, and all Products will be sold to the Distributor free and clear of all liens, claims, security interests or other encumbrances.

(c)       Compliance with IAT Rules.  To enable the Distributor to comply with the International ACH Transactions rules and the U.S. Department of Treasury’s Office of Foreign Asset Controls’ requirements, the Company represents and warrants to the Distributor that, except as provided below, with respect to electronic payments that the Distributor may remit to a financial institution for credit to an account designated by the Company, the entire payment amount is being sent to a bank within the territorial jurisdiction of the United States and is not subject to standing instructions to be transferred or forwarded to a foreign bank account or financial institution:

____________________________________________________________________

The Company agrees to provide written notice to the Distributor if in the future the Company decides, as part of a single payment transaction, to transfer or forward the entire amount of any electronic payment that the Distributor makes to the Company to a bank account or financial institution located outside the territorial jurisdiction of the United States.

(d)      OFCCP/EO Compliance.  The Distributor is an equal opportunity employer and federal contractor or subcontractor.  Accordingly, the parties will comply with all applicable requirements of 41 CFR 60-1.4(a), 41 CFR 60-300.5(a) and 41 CFR 60-741.5(a), which are incorporated by reference and prohibit discrimination against qualified individuals based on his or her status as protected veterans or individuals with disabilities, and prohibit discrimination against all individuals based on their race, color, religion, sex, or national origin.  These regulations require that covered prime contractors and subcontractors take affirmative action to employ and advance in employment individuals without regard to race, color, religion, sex,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

national origin, protected veteran status or disability.  The parties will also comply with all applicable requirements of Executive Order 13496 (29 CFR Part 471, Appendix A to Subpart A), relating to the notice of employee rights under federal labor laws.

16.    Indemnification.

(a)       By the Company.  The Company will defend, indemnify, and hold harmless the Distributor and its affiliates, directors, officers, employees and representatives from any claims, demands, costs, expenses (including reasonable attorneys’ fees) and liabilities or losses (“Claims”) that may be asserted against the Distributor or that person or entity by or on behalf of a third party to the extent that the Claims result from or arise out of the negligence or willful misconduct of the Company in connection with its manufacture or sale of the Product or the Company’s breach of this Agreement.

(b)      By Distributor.  The Distributor will defend indemnify and hold harmless the Company and its affiliates, directors, officers, employees and representatives from any Claims that may be asserted against the Company or that person or entity by or on behalf of a third party to the extent that the Claims result from or arise out of the negligence or willful misconduct of the Distributor in connection with its sale and distribution of the Products or the Distributor’s breach of this Agreement.

(c)       Indemnification Procedures.  The obligations and liabilities of the parties with respect to claims subject to indemnification under this Agreement or the Continuing Guaranty (“Indemnified Claims”) are subject to the following terms and conditions:

i.                The party claiming a right to indemnification under this Agreement (“Indemnified Person”) will give prompt written notice to the indemnifying party (“Indemnifying Person”) of any Indemnified Claim, stating its nature, basis and amount, to the extent known.  Each notice will be accompanied by copies of all relevant documentation, including any summons, complaint or other pleading that may have been served or any written demand or other document.

ii.            With respect to any Indemnified Claim: (A) the Indemnifying Person will defend or settle the Indemnified Claim, subject to provisions of this subsection, (B) the Indemnified Person will, at the Indemnifying Person’s sole cost and expense, cooperate in the defense by providing access to witnesses and evidence available to it, (C) the Indemnified Person will have the right to participate in any defense at its own cost and expense to the extent that, in its judgment, the Indemnified Person may otherwise be prejudiced thereby, (D) the Indemnified Person will not settle, offer to settle or admit liability as to any Indemnified Claim without the written consent of the Indemnifying Person, and (E) the Indemnifying Person will not settle, offer to settle or admit liability as to any Indemnified Claim in which it controls the defense if the settlement, offer or admission contains any admission of fault or guilt on the part of the Indemnified Person, or would impose any liability or other restriction or encumbrance on the Indemnified Person, without the written consent of the Indemnified Person.

iii.        Each party will cooperate with, and comply with all reasonable requests of, each other party and act in a reasonable and good faith manner to minimize the scope of any Indemnified Claim.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

17.    Continuing Guaranty and Indemnification Agreement.

Contemporaneously with the execution of this Agreement, the Company will execute and deliver to the Distributor the Continuing Guaranty and Indemnification Agreement (the “Continuing Guaranty”) in substantially the form attached hereto as Exhibit F.

The representations, warranties and indemnification provisions contained in the Continuing Guaranty are in addition to those contained in this Agreement.  The Company acknowledges that all purchases of Product by Distributor are subject to the Continuing Guaranty, and the Company will perform its obligations, including its obligations to maintain insurance, set forth in the Continuing Guaranty.

18.    Liability; Force Majeure.

(a)       NO CONSEQUENTIAL DAMAGES.  EXCEPT WITH RESPECT TO CLAIMS SUBJECT TO INDEMNIFICATION UNDER THIS AGREEMENT OR THE CONTINUING GUARANTY, NO PARTY WILL BE LIABLE TO ANY OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, OR OTHER SIMILAR DAMAGES ARISING OUT OF OR IN CONNECTION WITH A BREACH OF THIS AGREEMENT.

(b)      Force Majeure.  If the performance of any part of this Agreement by any party will be affected for any length of time by fire or other casualty, government restrictions, war, terrorism, riots, strikes or labor disputes, lock out, transportation delays, electronic disruptions, internet, telecommunication or electrical system failures or interruptions, and acts of God, or any other cause which is beyond control of a party (financial inability excepted), the party will not be responsible for delay or failure of performance of this Agreement for this length of time.  The Distributor and the Company will put in place prudent risk mitigation steps, some of which are outlined in Exhibit C, to mitigate against the impact of Force Majeure events.

19.    Notices.  Any notice, request or other document to be given under this Agreement to a party will be effective when received and must be given in writing and delivered in person or sent by overnight courier or registered or certified mail, return receipt requested, as follows:

If to Distributor:	Besse Medical
9075 Centre Pointe Drive, Suite 140
West Chester, OH 45069
Attn: President

With a copy to:	AmerisourceBergen Specialty Group, Inc.
3101 Gaylord Parkway, 1N-E186
Frisco, TX 75034
Attn: Group General Counsel

If to the Company:	Kythera Biopharmaceuticals, Inc.
30930 Russell Ranch Road, Suite 300
Westlake Village, CA 91362
Attn: Senior Vice President, Operations

With a copy to:	Kythera Biopharmaceuticals, Inc.
30930 Russell Ranch Road, Suite 300
Westlake Village, CA 91362
Attn: General Counsel

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

20.    Other Provisions.

(a)       Other Rights.  No waiver of any breach of any one or more of the conditions or covenants of this Agreement by a party will be deemed to imply or constitute a waiver of a breach of the same condition or covenant in the future, or a waiver of a breach of any other condition or covenant of this Agreement.

(b)      Severability.    If any provision or the scope of any provision of this Agreement is found to be unenforceable or too broad by judicial decree, the parties agree that the provisions will be curtailed only to the extent necessary to conform to law to permit enforcement of this Agreement to its full extent.

(c)       Entire Agreement; No Reliance.  Each of the parties agrees and acknowledges that this Agreement, including the attachments referred to in this Agreement, (i) constitutes the entire agreement and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, among the parties with respect to the subject matter of this Agreement, and (ii) is not intended to confer any rights or remedies, or impose any obligations, on any person other than the parties.  Each of the parties expressly agrees and acknowledges that, other than those statements expressly set forth in this Agreement, it is not relying on any statement, whether oral or written, of any person or entity with respect to its entry into this Agreement or to the consummation of the transactions contemplated by this Agreement, and each of the parties further waives any claim against the other party that the other party has failed to disclose any fact, occurrence or other matter that relates in any way to its entry into this Agreement.

(d)      Amendments and Modifications.  This Agreement may be modified only by a written agreement signed by both parties.

(e)       Assignment.   Except as otherwise provided in this Agreement, Distributor may not sell, assign, sub-contract or otherwise delegate any rights or obligations under this Agreement.  The Company may assign all of its rights and interests hereunder to a successor to all or substantially all of its business or assets whether by sale, merger, operation of law or otherwise, if (i) the assignee or transferee has agreed to be bound by the terms and conditions of this Agreement and (ii) the assignee or transferee has the financial and operating capability to perform its obligations to at least the same extent as the Company as of the date of the assignment or transfer.

(f)        Applicable Law.  This Agreement will be construed and enforced in accordance with the laws of the State of Delaware (excluding the choice of law provisions thereof).

(g)       Independent Contractor.  Distributor’s relationship with the Company under this Agreement will be that of independent contractor, and neither party will be considered the agent of, partner of, employee or other member of the workforce of, or participant in a joint venture with, the other party, in its performance of all duties under this Agreement.  Neither party will have authority to bind the other party unless otherwise agreed to in writing by the parties.

(h)      Publicity.  Neither party will have the right to issue a press release, statement or publication regarding the terms and conditions of or the existence of this Agreement without the prior written consent of the other party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(i)          Joint Preparation.  Each party to this Agreement (i) has participated in the preparation of this Agreement, (ii) has read and understands this Agreement, and (iii) has been represented by counsel of its own choice in the negotiation and preparation of this Agreement.  Each party represents that this Agreement is executed voluntarily and should not be construed against a party solely because it drafted all or a portion of this Agreement.

(j)          Counterparts.  This Agreement may be executed in multiple counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.  Facsimile execution and delivery of this Agreement are legal, valid and binding execution and delivery for all purposes.

21.    ASD Specialty Healthcare, Inc.  The Distributor has advised the Company that ASD Specialty Healthcare, Inc. operates four divisions – ASD Healthcare, Besse Medical, Chapin Specialty Healthcare and Oncology Supply.  The Company agrees and acknowledges that the obligation to perform the Services under this Agreement is solely that of the Besse Medical division and not the ASD Healthcare, Chapin Specialty Healthcare or Oncology Supply divisions of ASD Specialty Healthcare, Inc.

IN WITNESS WHEREOF, the parties execute this Agreement as of the Effective Date.

KYTHERA Biopharmaceuticals, Inc.		Besse Medical, a division of ASD Specialty Healthcare, Inc.

By:	/s/ Keith R. Leonard	By:	/s/ Rob Besse

Name:	Keith R. Leonard	Name:	Rob Besse

Title:	President & CEO	Title:	VP – Operations

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit A

Description of Products and Pricing

Kythera Deoxycholic Acid Injection [***] vial [***] vials / pack]	$[***] per pack Pricing is subject to change [***]
Kythera [***]	$[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit B

Fees

Warehouse & Distribution Fees

Program Launch Fee	$[***]	One-time fee payable in [***] installments of $[***] on [***] and [***]

Distribution Account Management Fee Customer Service Management Fee Systems Access and Support Fee	$[***] per month $[***] per month $[***] per month

Service Fees (includes Accounts Receivable Management, Picking, Packing and Order Fees)	[***]% on [***]sales of less than $[***]	Service Fees will be the listed percentage of revenue based on customer invoiced sales [***]
[***]% on [***] sales between [***] and $[***]
[***]% on [***] sales between $[***] and $[***]
[***]% on [***] sales between $[***] and $[***]
[***]% on [***] sales above $[***]

[***] Order Fee	$[***] per order	Applicable only to stand-alone orders for [***]

Credit Card Bank Fees	[***]	Distributor will share AmerisourceBergen Corporation (ABC) discounted rates with the Company; [***]

Freight	[***]	Distributor will share AmerisourceBergen Corporation (ABC) discounted rates with the Company; [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Returns Management (if Returns made to Distributor as a result of Company action)

RGA Initiation	$[***] per RGA order created

RGA: Returned Goods Authorization.

Fee for processing return request from customer and sending the customer an RGA.

For clarification, any applicable RGA costs from carrier would also be passed thru.  Return freight billed thru freight calculation above.

Return Processing	$[***] per RGA unit returned. One unit is [***] pack as described in Exhibit A.	Receipt of physical return at the distribution center. [***]

Credit/Rebill Transactions (if as a result of Kythera action)

Credit/Rebill Transactions	$[***] per each	Any Company-requested credit or rebill transactions keyed in the system.

IT System Maintenance Fees

Ad Hoc Reports [***] Custom Development Services [***]	$[***] $[***]	Distributor reserves the right to [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit C

Distributor Services

The following list of Services may not be comprehensive.  The Company may find it necessary to add, change, or delete certain Services as necessitated by Customer requirements.  The Company and the Distributor will mutually agree on changes to these Services as necessary.  The Distributor will provide the following Services to the Company:

1.            Distribution Services

[***]

2.            Management of Customer Agreements

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

3.            Data Management

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

4.            Specialty Sales Support, Customer Service, Order Management

[***]

5.            Receivables Management, Special Pricing Program Management

[***]

6.            Risk Mitigation Services

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit D

Example of Price Adjustment Calculation

Effective Date: [***]
CPI-U for [***]: [***]
CPI-U for [***]: [***]
(published on or about [***])

Change in CPI-U: [***]
Percentage change in CPI-U: [***] = [***]%

All applicable fees would be increased by[***]% effective on [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit E

Methodology for Determining [***]

Step 1:  The [***] is calculated for the prior month’s sales.

Customer	Sales (Packs)	Sales ($)	Customer Payment Terms (Days)	[***] (a)	[***] (b)
[***]	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]		[***]	[***]

(a)  [***]

(b)  [***]

[***]

Step 2:  [***] are compared to the table below to determine the [***].  The prior month’s sales are then [***].

[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

The following conceptual graphic explains how [***].  Both parties have reviewed this illustration and have agreed that it accurately depicts the intent of this agreement.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit F

Continuing Guaranty and Indemnification Agreement

(attached)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONTINUING GUARANTY AND INDEMNIFICATION AGREEMENT

The undersigned guarantees to AmerisourceBergen Corporation and each of its subsidiary companies and their successors that (i) any food, drugs, devices, cosmetics, or other merchandise (“Products”) now or hereafter shipped or delivered by or on behalf of the undersigned and its affiliates (“Guarantors”) to or on the order of AmerisourceBergen Corporation or any of its subsidiaries will not be, at the time of such shipment or delivery, adulterated, misbranded, or otherwise prohibited under applicable federal, state and local laws, including applicable provisions of the Federal Food, Drug and Cosmetic Act, 21 U.S.C. §301 et seq. (“FDCA”), and Sections 351 and 361 of the Federal Public Health Service Act, 42 U.S.C. §§ 262 and 264, and their implementing regulations (“Applicable Laws”), each as amended and in effect at the time of shipment or delivery of such Products; (ii) Products are not, at the time of such shipment or delivery, merchandise that may not otherwise be introduced or delivered for introduction into interstate commerce under Applicable Laws, including FDCA section 301 (21 U.S.C. §331); and (iii) Products are merchandise that may be legally transported or sold under the provisions of any other applicable federal, state or local law.  Guarantors guarantee further that, in the case of food shipments, only those chemicals or sprays approved by federal, state or local authorities have been used, and any residue in excess of the amount allowed by any such authorities has been removed from Products.

Guarantors shall promptly defend, indemnify and hold AmerisourceBergen Corporation and each of its subsidiaries harmless against any and all claims, losses, damages, costs, liabilities and expenses, including attorneys’ fees and expenses, arising as a result of (a) any actual or asserted violation of Applicable Laws or by virtue of which Products made, sold, supplied, or delivered by or on behalf of Guarantors may be alleged or determined to be adulterated, misbranded or otherwise not in full compliance with or in contravention of Applicable Laws, (b) the possession, distribution, sale and/or use of, or by reason of the seizure of, any Products of Guarantors, including any prosecution or action whatsoever by any governmental body or agency or by any private party, including claims of bodily injury, death or property damage, (c) any actual claim that Guarantors’ Products infringe any proprietary or intellectual property rights of any person, including infringement of any trademarks or service names, trade names, trade secrets, inventions, patents or violation of any copyright laws or any other applicable federal, state or local laws, and (d) any actual claim of negligence, willful misconduct or breach of contract by any of Guarantors;  except that the indemnity obligations of (a), (b), (c), and (d) shall be limited to the extent arising from the negligence, willful misconduct or breach of contract of AmerisourceBergen or its affiliates.

Guarantors shall maintain primary, noncontributory product liability insurance of not less than $[***] per occurrence for claims relating to Products.  This insurance must include AmerisourceBergen Corporation, its subsidiaries and their successors as additional insureds for claims arising out of Products, and provide for at least thirty days’ advance written notice to AmerisourceBergen Corporation of cancellation or material reduction of the required insurance.  If the required insurance is underwritten on a “claims made” basis, the insurance must include a provision for an extended reporting period (“ERP”) of not less than [***] months; Guarantors further agree to purchase the ERP if continuous claims made insurance, with a retroactive date not later than the date of this Agreement, is not continually maintained or is otherwise unavailable.  This insurance shall be with an insurer and in a form acceptable to AmerisourceBergen Corporation, and any deductible or retained risk must be commercially and financially reasonable and acceptable to AmerisourceBergen Corporation, at its sole discretion.  Guarantors warrant that they have sufficient assets to cover any self-insurance or retained risk.  Upon request, Guarantors will promptly provide satisfactory evidence of the required insurance.  Provisions in this Continuing Guaranty and Indemnification Agreement are in addition to, and not in lieu of, any terms set forth in any purchase orders accepted by Guarantors or any separate agreement entered into between AmerisourceBergen Corporation or any of its subsidiaries and Guarantors.  If the language in this Agreement conflicts with the language in any other document, the language in this Agreement controls.

Kythera Biopharmaceuticals, Inc.

By

Name

Title

Date

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.